                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):  August 24, 2003
                                                     ---------------



                             Kingdom Ventures, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)

         000-32273                                         88-0419183
(Commission File Number)                     (IRS Employer Identification No.)

         1045 Stephanie Way
         Minden, Nevada                                     89423
(Address of Principal Executive Offices)                 (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)



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Item 5.     Acquisition or Disposition of Assets.

         Kingdom Connect, Inc. ("KCI"), a wholly owned subsidiary of Kingdom Ventures, Inc. (the "Company"), terminated its agreement with YourNetPlus.com, Inc. under which KCI had agreed to issue 750,000 shares of the KCI Series A Preferred Stock to YourNetPlus.com, Inc. to set up, develop, maintain, and provide service associated with 5,000 private label websites to be offered by KCI to its customers. As a result of the termination, KCI will reverse a prepaid expense valued at $5,093,750 relating to the contract.

Item 7.     Financial Statements and Exhibits.

(a) Not applicable

(b) The following pro forma financial statements are included in this report:

            Pro Forma Balance Sheet
            Pro Forma Statement of Operations

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KINGDOM VENTURES, INC.
PROFORMA INFORMATION - BALANCE SHEET
1/31/2003

                                                                       Pro forma
                                                                        per 8-K
                                                                       filed on        Pro forma         Adjusted
                                                                     May 23, 2003     Adjustments       Pro forma
                                                                    --------------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                    63,655                            63,655
Accounts receivable, trade                                                   25,848                            25,848
Inventory                                                                   231,333                           231,333
Prepaid expense                                                           1,018,750       -1,018,750                0
                                                                    --------------------------------------------------
                           Total current assets                           1,339,586       -1,018,750          320,836

PROPERTY AND EQUIPMENT, AT COST
Equipment                                                                   133,271                           133,271
Office furniture and fixtures                                                11,375                            11,375
Leasehold improvements                                                        9,504                             9,504
Less: Accumulated depreciation                                              -27,915                           -27,915
                                                                    --------------------------------------------------
                                                                            126,235                0          126,235

OTHER ASSETS                                                                506,386                           506,386
Prepaid website service agreement-noncurrent portion                      4,075,000       -4,075,000                0
                                                                    --------------------------------------------------
                                                                          4,581,386       -4,075,000          506,386
                                                                    --------------------------------------------------
                          Total assets                                    6,047,207       -5,093,750          953,457
                                                                    ==================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses                                       478,500                           478,500
Due to related parties                                                       56,318                            56,318
Notes payable                                                               428,750                           428,750
                                                                    --------------------------------------------------
                          Total current liabilities                         963,568                0          963,568

MINORITY INTEREST                                                            22,323                            22,323

STOCKHOLDERS' DEFICIT
Series A preferred stock, $.001 par value, 1,233,888 shares
authorized, issued and outstanding                                          246,778                           246,778
Common stock, $.001 par value, 100,000,000 shares authorized,
12,500,000 shares issued and 10,714,490 shares outstanding                   25,000                            25,000
Kingdom Connect, Inc. Series A Preferred stock, $.001 par value,
1,000,000 authorized, issued and outstanding                                  1,000           -1,000                0
Additional paid in capital                                                6,537,798       -5,092,750        1,445,048
Accumulated deficit                                                      -1,673,076                        -1,673,076
Less: treasury stock (1,785,510 shares) at cost                             -76,184                           -76,184
                                                                    --------------------------------------------------
                   Total stockholders' equity (deficit)                   5,061,316       -5,093,750          -32,434
                                                                    --------------------------------------------------
Total liabilities and stockholders' equity (deficit)                      6,047,207       -5,093,750          953,457
                                                                    ==================================================


Pro forma adjustments represent the effect of cancelling issuance of Series A Preferred Stock to vendor for services to be rendered in the future. Shares were incorrectly valued at $5,093,750 in 8-K filed on May 23, 2003.


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KINGDOM VENTURES, INC.
PROFORMA INFORMATION - STATEMENT OF OPERATIONS
FYE 1/31/2003


                                                                       Pro forma
                                                                        per 8-K
                                                                       filed on        Pro forma         Adjusted
                                                                     May 23, 2003     Adjustments       Pro forma
                                                                    --------------------------------------------------
Revenue:
      Product sales - apparel and gifts                                     501,803                           501,803
      Product sales - tools and technology                                2,692,373                         2,692,373
      Other revenue                                                             637                               637
                                                                    --------------------------------------------------
                                                                          3,194,813                0        3,194,813


Cost of goods sold:
      Product sales - apparel and gifts                                     181,452                           181,452
      Product sales - tools and technology                                2,275,365                         2,275,365
                                                                    --------------------------------------------------
                                                                          2,456,817                0        2,456,817


Operating expenses:
      Selling                                                                66,309                            66,309
      General and administrative                                            849,642                           849,642
      Depreciation expense                                                   12,112                            12,112
      Amortization expense                                                1,018,750       -1,018,750                0
                                                                    --------------------------------------------------
   Total operating expenses                                               1,946,813       -1,018,750          928,063

Other income (expense):
      Interest expense                                                      -28,578                           -28,578
      Contributions                                                         -84,578                           -84,578
      Deferred compensation / consulting                                   -459,950                          -459,950
      Public corporation expense                                             -7,984                            -7,984
                                                                    --------------------------------------------------
   Total other income (expense)                                            -581,090                0         -581,090
                                                                    --------------------------------------------------
Net income (loss) before minority interest                               -1,789,907        1,018,750         -771,157
      Minority interest                                                     -22,323                           -22,323
                                                                    --------------------------------------------------
   Net income (loss)                                                     -1,812,230        1,018,750         -793,480
                                                                    ==================================================


Net income (loss) per share -
      basic and diluted                                                 $(0.17)                          $(0.08)

Weighted average common shares, basic and diluted                        10,394,986                        10,394,986





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(c) The following documents are filed as an Exhibit to this report:

         99.1 Press Release dated August 24, 2003 regarding restructure of Website Initiative.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      Kingdom Ventures, Inc.


Date:       August 24, 2003        By:   /s/ Gene Jackson
                                         --------------------------------------
                                       Gene Jackson,
                                       President and Chief Executive Officer



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EXHIBIT INDEX

99.1 Press Release dated August 24, 2003 regarding restructure of Website Initiative.


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